UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Credit Suisse Asset Management Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
One Madison Avenue
9th Floor
New York, New York 10010

Dear Shareholder,

The Annual Meeting of Shareholders (the “Meeting”) of Credit Suisse Asset Management Income Fund, Inc. (NYSE MKT: CIK) (the “Fund”) will be held at the offices of Credit Suisse Asset Management, LLC, One Madison Avenue, (between East 23rd and 24th Streets) 9th Floor, New York, New York 10010, on April 26, 2013, at 3:00 p.m. New York time.  We urge you to take this opportunity to read the enclosed proxy materials and vote your shares as soon as possible.

Please refer to the “Questions & Answers Regarding the Annual Meeting and Proposals” enclosed with this letter for some helpful information about each proposal on which you are being asked to vote and with respect to voting your shares.

At the Meeting, in addition to the election of directors for the Fund, shareholders will be asked to approve changes to the Fund’s fundamental investment restrictions.  Please carefully review the enclosed materials for an explanation of each of the proposals.

The Board of Directors of the Fund (the “Board”) unanimously approved each proposal.  Accordingly, for the reasons discussed in the enclosed proxy statement, the Board unanimously recommends that shareholders vote in favor of each proposal.  The Board urges all shareholders to exercise their rights by voting FOR each proposal.

YOUR VOTE IS EXTREMELY IMPORTANT TO US, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  WE URGE YOU TO VOTE AS SOON AS POSSIBLE.  IF YOU HAVE ANY QUESTIONS, PLEASE DO NOT HESITATE TO CALL AST FUND SOLUTIONS, INC., THE FUND’S PROXY SOLICITOR, TOLL-FREE AT 1-866-745-0271.

We hope that you will be able to attend the Meeting.  Whether or not you plan to attend the Meeting, please vote your shares.  To assure that your shares are voted at the Meeting, please submit your vote through the Internet or by telephone, or return a completed, signed and dated proxy card.  Please vote all proxy cards that you may receive from the Fund.  The Fund has engaged AST Fund Solutions, Inc., a professional proxy solicitation firm, to assist with solicitations.

Your vote is vital to the outcome of the proposals being presented by the Board.  Delaying to vote can potentially add to the cost of this proxy solicitation.  I therefore strongly encourage all shareholders to participate in the governance of the Fund by voting as soon as possible.

Sincerely,

JOHN G. POPP
Chief Executive Officer and President

QUESTIONS & ANSWERS REGARDING THE ANNUAL MEETING AND PROPOSALS

Q.            Why did you send me this proxy statement?

A.            This proxy statement was sent to you because you own shares, either directly or beneficially, of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) as of March 8, 2013, which is the record date for determining the shareholders of the Fund entitled to notice of, and to vote at, the meeting to be held on April 26, 2013 and any adjournments thereof (the “Annual Meeting”).  The Fund is listed on the NYSE MKT.  The NYSE MKT requires the Fund to hold an annual meeting each year.  The Annual Meeting on April 26, 2013 will serve as the Fund’s annual meeting for 2013.  The Board of Directors of the Fund (the “Directors” or the “Board”) urges you to review the information contained in the this proxy statement before voting on the proposals that will be presented at the Meeting (collectively, the “Proposals”).

Q.            What are shareholders of the Fund being asked to consider?

A.            At the Meeting, shareholders of the Fund will be asked to:

1.   Elect two (2) Directors for to serve until the 2016 Annual Meeting of Shareholders and one (1) Director to serve until the 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified (“Proposal 1”).

2.   Approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions to modernize and update the Fund’s fundamental investment restrictions (“Proposal 2”).

Q.            Why are the changes to the Fund’s fundamental investment restrictions being proposed?

A.            Many of the Fund’s fundamental investment restrictions are more restrictive than required by current law or were adopted in response to state law requirements that no longer exist.  Therefore, the Fund has proposed changes to its fundamental investment restrictions to achieve the flexibility permitted under current law.

Q.            How does the Board recommend that I vote?

A.            The Board has unanimously recommended that shareholders vote for all Director nominees and for the amendment or elimination of the Fund’s fundamental investment restrictions as described in Proposal 2.

Q.            What vote is required to approve each Proposal?

A.            The vote required for the approval of each Proposal is as follows:

•      The election of a Director will require that the nominee receive a plurality of the votes cast at the Annual Meeting in person or by proxy.

•      Approval of each item in Proposal 2 requires a vote of the lesser of (i) 67% or more of the eligible votes of the Fund present at the Annual Meeting if more than 50% of the eligible votes of the Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of the Fund.

Q.            Will my vote make a difference?

A.            Your vote is very important and can make a difference in the governance of the Fund, no matter how many shares you own.  Your vote can help ensure that the Proposals recommended by the Board can be implemented.

i

Q.            How can I vote my shares?

A.            Please read the proxy statement and follow the instructions included on the enclosed proxy card.  In addition to voting by mail, you may vote through the Internet by accessing the website that appears on the enclosed proxy card or by telephone by calling the toll-free number that appears on the proxy card.  We encourage you to learn about all your options for voting by referring to the enclosed proxy card and using the control number that appears on it.  Even if you intend to attend the Annual Meeting in person, you are encouraged to vote your proxy either through the Internet, by telephone or by completing and returning the proxy card.  Whichever method your choose, please read the enclosed proxy statement carefully before voting.

Q.            Who do I call if I have questions?

A.            If you need more information, or have any questions about voting, please call AST Fund Solutions, Inc., the Fund’s proxy solicitor, at 1-866-745-0271.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
One Madison Avenue
9th Floor
New York, New York 10010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 26, 2013

TO THE SHAREHOLDERS OF
CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Credit Suisse Asset Management Income Fund, Inc. (NYSE MKT: CIK) (the “Fund”) will be held at the offices of Credit Suisse Asset Management, LLC, One Madison Avenue, (between East 23rd and 24th Streets) 9th Floor, New York, New York 10010, on April 26, 2013, at 3:00 p.m. New York time.

The purpose of the Meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

(1)           To elect two (2) Directors to serve until the 2016 Annual Meeting of Shareholders and one (1) Director to serve until the 2015 Annual Meeting of Shareholders; and

(2)           To approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions as follows:

A.    To amend the fundamental investment restriction regarding diversification.

B.    To amend the fundamental investment restriction regarding borrowing.

C.    To amend the fundamental investment restriction regarding investing in commodities.

D.    To amend the fundamental investment restriction regarding lending.

E.    To amend the fundamental investment restriction regarding investing in real estate.

F.     To amend the fundamental investment restriction regarding concentration.

G.    To amend the fundamental investment restriction regarding the issuance of senior securities.

H.    To eliminate the fundamental investment restriction regarding investing in other investment companies.

I.     To eliminate the fundamental investment restriction regarding purchasing securities on margin.

J.     To eliminate the fundamental investment restriction regarding short sales.

K.    To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control over management of a company.

L.    To eliminate the fundamental investment restriction regarding investing in restricted securities.

M.   To eliminate the fundamental investment restriction regarding investing in interests in oil, gas or other mineral exploration development programs.

N.    To eliminate the fundamental investment restriction regarding investing in securities denominated in a foreign currency.

O.    To eliminate the fundamental investment restriction regarding investing in non-dividend paying equity securities.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 8, 2013 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, this Meeting.

This notice and related proxy material are first being mailed to shareholders on or about March [  ], 2013.

By order of the Board of Directors,

JOHN G. POPP
Chief Executive Officer and President

IMPORTANT:

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. Accordingly, please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote.  To vote through the Internet, please go to the website indicated on your proxy card and follow the instructions located there, using your proxy card as a guide.  To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.  To vote by mail, please mark, date, sign and return the enclosed proxy card promptly. No postage is required if mailed in the United States. It is important that you vote promptly in order to avoid the additional expense of further solicitation.

Dated: March [  ], 2013
New York, New York

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
One Madison Avenue
9th Floor
New York, New York 10010

Proxy Statement for the
Annual Meeting of Shareholders
To Be Held on Friday, April 26, 2013

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the “Board”) of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund scheduled to be held at the offices of Credit Suisse Asset Management, LLC (“Credit Suisse”), One Madison Avenue, 9th Floor, New York, New York 10010 on April 26, 2013 (commencing at 3:00 p.m. New York time) and at any adjournments thereof (collectively, the “Meeting”). A Notice of Annual Meeting of Shareholders and a proxy card (the “Proxy”) accompany this Proxy Statement.

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or personal interviews conducted by officers or employees of the Fund, Credit Suisse, the investment adviser to the Fund, State Street Bank and Trust Company, the administrator of the Fund (the “Administrator”), or AST Fund Solutions, Inc. (“AST”), a proxy solicitation firm that has been retained by the Fund and will receive a fee not to exceed $[500] and be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, (c) payment of AST for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about March [  ], 2013.

Each of the Fund and Credit Suisse has its principal executive office at One Madison Avenue, 9th Floor, New York, New York 10010. The Administrator has its principal executive office at One Lincoln Street, Boston, Massachusetts 02110.

The Fund’s Annual Report containing audited financial statements for the fiscal year ended December 31, 2012 has previously been furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. Shareholders who wish to vote in person at the Meeting must comply with all applicable conditions.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Except for broker non-votes, executed Proxies that are unmarked will be voted “FOR” any proposal for which no instruction is given, and, in accordance with the judgment of the persons named in the Proxy on any matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, 9th Floor, New York, New York 10010) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.

Shareholders may be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy.  The Internet procedures are designed to authenticate a shareholder’s identity to allow shareholders to vote their shares and confirm that their instructions have been properly recorded.  To vote by Internet or by touchtone telephone, shareholders can access the website or call the toll-free number listed on the

Proxy.  To vote by touchtone telephone or by Internet, shareholders will need to input a control number, which appears on the Proxy.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund’s shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

The Fund has one class of shares of capital stock, par value $0.001 per share (the “Shares”). On the record date, March 8, 2013, there were 51,021,323 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to a proportionate share of one vote.  In accordance with the rules of the Securities and Exchange Commission (“SEC”), the Fund is advising its shareholders of the availability on the Internet of the proxy materials relating to the Meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because the Fund has elected to utilize the “full set delivery” option, the Fund is delivering to all shareholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Fund to Be Held on April 26, 2013.  The Notice of Annual Meeting of Shareholders, Proxy Statement and the Fund’s most recent annual report are available on the Internet at www.credit-suisse.com/us. The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended December 31, 2012 to any Fund shareholder upon request. To request a copy, please write to the Fund c/o Credit Suisse Asset Management, LLC, One Madison Avenue, 9th Floor, New York, NY 10010, or call Telephone: 1-800-293-1232. You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1: ELECTION OF DIRECTORS

The first proposal to be submitted at the Meeting will be the election of three (3) Directors of the Fund to hold office for the terms set forth below and until their successors are duly elected and qualified. Directors who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund and the Fund’s investment adviser, Credit Suisse, are referred to in this Proxy Statement as “Independent Directors”.

Pursuant to the Fund’s Articles of Incorporation, the Board is divided into three classes, each class having a term of three years. Each year the term of one class will expire.  Enrique R. Arzac, Terry F. Bovarnick and John G. Popp have each been nominated for election to the Board for the class and term as set forth opposite his or her name below:

Director	Class	Term
Enrique R. Arzac	Class III	Three-year term to expire at the Fund’s 2016 Annual Meeting
Terry F. Bovarnick	Class III	Three-year term to expire at the Fund’s 2016 Annual Meeting
John G. Popp	Class II	Two-year term to expire at the Fund’s 2015 Annual Meeting

Each of Messrs. Arzac and Popp and Ms. Bovarnick currently serve as Directors of the Fund.  Mr. Popp was appointed a Director of the Fund effective February 12, 2013.  James J. Cattano and Steven N. Rappaport are each Class I directors whose term will expire at the Fund’s 2014 Annual Meeting of Shareholders or until his successor is duly elected and qualified.  Lawrence J. Fox is a Class II director whose term will expire at the Fund’s 2015 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

Each nominee has consented to serving as a Director of the Fund if elected and has also consented to being named in this Proxy Statement.

The following tables set forth certain information regarding the nominees for election to the Board, Directors whose terms of office continue beyond the Meeting, and the principal officers of the Fund. The current terms of office of the Fund’s officers will end at the Board of Directors’ meeting next following the Meeting.

DIRECTORS/NOMINEES

Name and Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director During Past Five Years

Independent Nominees for Director:

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1941	Director, Nominating Committee Member and Audit Committee Chairman	Since 1990; current term ends at the 2013 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	9

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Director of Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed end investment company); Director of Aberdeen Asia-Pacific Income Investment

Name and Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director During Past Five Years
					Company Limited (a Canadian closed-end fund); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Trustee of Mirae Discovery Funds (6 open-end portfolios)

Terry F. Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1958	Director, Nominating Committee and Audit Committee Member	Since 2006; current term ends at 2013 annual meeting	Currently retired.	2	None

Interested Nominee for Director:

John G. Popp* Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1956	Director; Chief Executive Officer and President	Director since 2013; current term ends at 2013 annual meeting; Chief Executive Officer and President since 2010	Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Trustee of Credit Suisse High Yield Bond Fund; Officer of other Credit Suisse Funds.	2	None

* Mr. Popp is an “interested person” of the Fund as defined in the 1940 Act by virtue of his current position as an officer of Credit Suisse.

Name and Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director During Past Five Years
Independent Directors:

James J. Cattano c/o Coastal Trade Corp. 999 Vanderbilt Beach Road Suite 200 Naples, FL 34108 Year of Birth: 1943	Director, Nominating Committee and Audit Committee Member	Since 2006; current term ends at the 2014 annual meeting	President, Coastal Trade Corp. (a consulting business) since October 2011; President, Primary Resources, Inc. (an inter-national trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) from October 1996 until October 2011	2

Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company)

Lawrence J. Fox c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1943	Director and Nominating Committee Member	Since 1990; current term ends at the 2015 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972; Lecturer at Yale Law School since 2009	2

Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Dynasil Corporation (a manufacturing company)

Steven N. Rappaport Lehigh Court LLC 555 Madison Avenue, 29th Floor New York, New York 10022 Year of Birth: 1948	Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member	Since 2005; Chairman since 2012; current term ends at the 2014 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present	9

Director of iCAD, Inc. (a surgical & medical instruments & apparatus company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company); Director of Aberdeen Chile Fund, Inc., Aberdeen

Name and Address, and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director During Past Five Years

Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (each a closed-end investment company)

OFFICERS WHO ARE NOT DIRECTORS

Name, Address, and Year of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas J. Flannery Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1974	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds

Bruce Rosenberg Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1961	Chief Financial Officer	Since 2012

Director and Director of Liquid Accounting of Credit Suisse; Associated with Credit Suisse or its predecessor since 2008; Associated with Bank of New York Mellon Alternative Investment Services from 2006 to 2008; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since 2004

Managing Director and Global Head of Compliance of Credit Suisse since 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

Name, Address, and Year of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Joanne Doldo Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Legal Officer	Since 2013

Vice President of Credit Suisse; Associated with Credit Suisse since September 2011; Officer of other Credit Suisse Funds; Associated with Morgan Stanley Investment Management from 2002 to 2008; Independent Contractor from 2009 to August 2011

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1963	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1973	Treasurer	Since 2008

Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds

Qualification of Board of Directors

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that support the conclusion that each person should serve as a Director.

Independent Directors

Enrique R. Arzac.  Mr. Arzac has been a Director since 1990 and Chairman of the Audit Committee since 2012. In addition, he has over 40 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics. Mr. Arzac also currently serves on the boards of directors of other funds, including funds in the Fund Complex, and on the board of directors of an investment management and investment advisory services company.

Terry F. Bovarnick.  Ms. Bovarnick has been a Director since 2006. In addition, she has over 30 years of executive and business experience in the investment industry.  Ms. Bovarnick also serves on the board of trustees of another closed-end fund in the Fund Complex.

James J. Cattano.  Mr. Cattano has been a Director since 2006. In addition, he has over 40 years of executive and business and academic experience in the international trading and manufacturing industry. Mr. Cattano also currently serves on the boards of directors of other closed-end funds, including a closed-end fund in the Fund Complex.

Lawrence J. Fox.  Mr. Fox has been a Director since 1990. In addition, he has over 40 years of experience as an attorney. Mr. Fox also currently serves on the boards of directors of other closed-end funds, including a closed-end fund in the Fund Complex.

Steven N. Rappaport.  Mr. Rappaport has been a Director since 2005 and Chairman of the Board and Chairman of the Nominating Committee since 2012. In addition, he has over 40 years of business experience in the financial services industry.  Mr. Rappaport also serves on the boards of directors of other funds, including funds in the Fund Complex.

Interested Director

John G. Popp.  Mr. Popp has been a Director since 2013.  He has over 30 years of business experience in the financial services industry.  Mr. Popp also serves as Chief Executive Officer and President of all the funds in the Credit Suisse Fund complex and is a Trustee of the Credit Suisse High Yield Bond Fund.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Investment Companies (as defined below) beneficially owned by each Director or nominee.

Name of Director or Nominee	Dollar range of Equity Securities in the Fund*(1)(2)		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Credit Suisse Family of Investment Companies*(1)(3)

Independent Nominees for Director:
Enrique R. Arzac		(E)		(E)
Terry F. Bovarnick		(C)		(C)

Interested Nominee for Director:
John Popp		(A)		(E)

Independent Directors:
James J. Cattano		(D)		(E)
Lawrence J. Fox		(D)		(E)
Steven N. Rappaport		(E)		(E)

*   Key to Dollar Ranges
(A)                   None
(B)                   $1 $10,000
(C)                   $10,001 $50,000
(D)                   $50,001 $100,000
(E)                    over $100,000

(1)         This information has been furnished by each Director as of December 31, 2012. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)         The Fund’s Directors and officers, in the aggregate, own less than 1% of the Fund’s outstanding equity securities.

(3)         “Credit Suisse Family of Investment Companies” means those registered investment companies that share Credit Suisse as their investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of December 31, 2012, none of the Independent nominees for election to the Board, the other Independent Directors or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

During the fiscal year ended December 31, 2012, each Independent Director received an annual fee of $15,800 and $1,500 for each meeting of the Board attended by him/her and was reimbursed for expenses incurred in connection with his/her attendance at the Fund’s Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended December 31, 2012 to all such Independent Directors was $116,000. The Chairman receives an additional annual fee of $5,000 and the Audit Committee Chairman receives an additional annual fee of $2,000. The Directors have approved a compensation plan that permits each Independent Director entitled to receive a fee from the Fund to elect to receive up to one hundred percent of his or her annual fee in the form of Fund shares issued by the Fund.

The following table shows certain compensation information for the Directors for the fiscal year ended December 31, 2012. All officers of the Fund are employees of and are compensated by Credit Suisse. None of the Fund’s executive officers or Directors who are also officers or directors of Credit Suisse received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

Name of Director or Nominee	Aggregate Compensation From the Fund	Total Compensation From Fund and Fund Complex Paid To Director or Nominee*

Independent Nominees for Director:

Enrique R. Arzac	$24,292	$117,084
Terry F. Bovarnick	$21,800	$44,600

Independent Directors:

James J. Cattano	$22,128	$45,256
Lawrence J. Fox	$21,800	$44,600
Steven N. Rappaport	$25,980	$137,961

*    9 funds comprise the Fund complex. See the “Directors” table for the number of funds each Director serves.

During the fiscal year ended December 31, 2012, the Board convened six times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he or she served during the period for which he or she was a Director.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged Credit Suisse to manage the Fund on a day-to day basis. The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter. The Board is currently composed of six members, each of whom other than Mr. Popp is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Steven Rappaport, an Independent Director, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of Credit Suisse and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, Credit Suisse, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Messrs. Arzac, Cattano and Rappaport and Ms. Bovarnick constitute the Fund’s Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the NYSE MKT LLC (“NYSE MKT”)). The Audit Committee convened three times during the fiscal year ended December 31, 2012. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

All of the Directors, except for John Popp, constitute the Fund’s Nominating Committee, which is composed of Directors who are independent (as such term is defined by the listing standards of the NYSE MKT). The Nominating Committee met three times during the fiscal year ended December 31, 2012. At a meeting of the Nominating Committee held on February 12, 2013, the Nominating Committee (with the nominees abstaining from voting) determined to recommend to the full Board the nomination of Mr. Arzac and Ms. Bovarnick for a three-year term and Mr. Popp for a two-year term. The Nominating Committee selects and recommends to the full Board candidates for nomination as Directors. The Board has adopted a Nominating Committee Charter (a copy of which is included as Appendix A.) In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. With respect to diversity, the

Nominating Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, 9th Floor, New York, New York 10010. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund’s proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the Fund’s previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Secretary of the Fund. All such communications will be directed to the Board’s attention.

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

REPORT OF THE AUDIT COMMITTEE

Pursuant to the Audit Committee Charter adopted by the Board (a copy of which is included as Appendix B), the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm and overseeing the Fund’s internal controls. The Fund’s Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP (“PwC”) to the Fund and to Credit Suisse and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Accounting Oversight Board (United States).

The Audit Committee has met with the Fund’s management to discuss, among other things, the Fund’s audited financial statements for the fiscal year ended December 31, 2012. The Audit Committee has also met with the Fund’s independent registered public accounting firm, PwC, and discussed with it certain matters required by Statement of Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Fund’s audit, the Fund’s financial statements and the Fund’s accounting controls. The Audit Committee has received from PwC the letter required by the SEC independence rules describing any relationships between it and the Fund, Credit Suisse and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. The Audit Committee has discussed with PwC its independence and has considered whether the provision of services by PwC to the Fund, Credit Suisse and its affiliates was compatible with maintaining PwC’s independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis for determining that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s 2012 Annual Report to Shareholders for the fiscal year ended December 31, 2012 and be mailed to shareholders and filed with the SEC.

Submitted by the Audit Committee of the Fund’s Board of Directors

Enrique R. Arzac
Terry F. Bovarnick
James J. Cattano
Steven N. Rappaport

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

PROPOSALS 2.A. THROUGH 2.O: APPROVAL TO AMEND OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Background

The 1940 Act requires a registered investment company like the Fund to have certain specific investment policies that can be changed only with shareholder approval.  Investment companies may also elect to designate other policies that may be changed only with a shareholder vote.  Both types of policies are often referred to as “fundamental” policies.  (In this proxy statement, the word “restriction” is sometimes used to describe a policy).  Some fundamental policies were adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect.  In addition, certain of the Fund’s policies that remain required by law are more restrictive than the law requires.  As a result, many of the current restrictions unnecessarily limit the investment strategies available to Credit Suisse in managing the Fund’s assets.

Changes to the Fund’s fundamental investment policies as proposed in Proposal 2 are intended to benefit the Fund and its shareholders in the following ways: (i) each of these changes is designed to provide the Fund with greater investment flexibility to pursue its investment objective and principal investment strategies and respond to a changing investment environment; and (ii) by reducing to a minimum those policies that can be changed only by shareholder vote, the Fund in the future may be able to avoid the costs and delay associated with holding shareholder meetings to address issues relating to fundamental investment policies.

These Proposals are intended to update the fundamental investment policies of the Fund as set forth below by amending or eliminating certain fundamental investment policies. Each Proposal relates to a particular fundamental restriction. Shareholders are being asked to vote separately on each Proposal. If a Proposal is approved by shareholders at the Meeting, the proposed change to that fundamental investment policy will be adopted by the Fund. Each approved Proposal will take effect as soon as reasonably practicable following approval at the Meeting. If shareholders do not approve any Proposal, the current investment policy or policies contained in that Proposal will remain in effect.  A list of the fundamental investment restrictions that will apply to the Fund if each Proposal is approved by shareholders appears in Appendix C.

While Proposal 2 is intended to, among other things, provide Credit Suisse with greater flexibility in managing the Fund’s portfolio, the Fund would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the Fund’s investment strategies, objective and policies.

The proposed changes to the Fund’s fundamental policies are discussed in detail below.  Whenever an investment restriction states a percentage restriction, such percentage restriction applies at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction.

PROPOSAL 2.A. — TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING DIVERSIFICATION

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restrictions regarding diversification.

Under its current investment restrictions (which are set out in two separate restrictions), the Fund may not (1) “invest more than 5% of the value of its assets in the securities of any one issuer, excluding obligations of the U.S. government or any agency or instrumentality thereof, except that up to 25% of the value of its total assets may be invested without regard to this limitation,” or (2) “own more than 10% of the outstanding voting stock or other securities (other than securities of the U.S. government or any agency or instrumentality thereof), or both, of any one issuer.”

The Fund’s proposed investment restriction would state that the Fund may not “make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.”

Rationale

The 1940 Act requires each management investment company, such as the Fund, to state whether it is “diversified” or “non-diversified,” as those terms are defined in the 1940 Act. Under the 1940 Act, a “diversified company” must meet the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer.  A “non-diversified company” means any management investment company other than a diversified company.

No change is being made to the Fund’s designation as a diversified company.  The Fund’s existing current investment restrictions regarding diversification generally reflect the 1940 Act as it is in effect today, though there are some differences which have the effect of restricting the Fund’s investments more than required by the 1940 Act for a diversified company.  The Fund’s proposed investment restriction would directly tie the Fund’s policy to the 1940 Act definition of “diversified company”  and would provide the Fund’s portfolio managers with the maximum flexibility permitted by the statutory definition of a diversified management investment company.  Further, if the requirements for diversification under the 1940 Act were to change, the Fund would be able to take advantage of that change without seeking shareholder approval.

PROPOSAL 2.B. — TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding borrowing.

Under its current investment restriction, the Fund may not “borrow money except as a temporary measure for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of total assets).”

The Fund’s proposed investment restriction would state that the Fund may not “borrow money, except to the extent permitted under the 1940 Act.”

Rationale

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. Under Section 18 of the 1940 Act, a fund generally may not borrow money in amounts greater than 33 1/3% of the fund’s total assets, including the amount borrowed and is not permitted to incur indebtedness unless immediately after such incurrence the fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the fund’s total assets).

Currently, the Fund’s borrowing policy limits borrowings to those done as a temporary measure or for extraordinary or emergency purposes, but in no event in excess of 15% of total assets. The Fund’s proposed policy will permit the Fund to borrow in greater amounts and in situations and under circumstances in which it previously could not do so. Borrowing may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period.

The proposed policy will also permit the Fund to engage in trading practices and investments, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts, which may be considered to be borrowings. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will continue to not be considered to be borrowings under the proposed policy.

PROPOSAL 2.C. — TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN COMMODITIES

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding investing in commodities.

Under its current investment restriction, the Fund may not “purchase or sell commodities or commodity contracts except that it may write, purchase or sell financial futures contracts and related options, and futures, forward contracts and options on foreign currencies.”

The Fund’s proposed investment restriction would state that the Fund may not “purchase or sell commodities or commodity contracts, except to the extent permitted by applicable law.”

Rationale

The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

The Fund’s current fundamental investment restriction regarding commodities prohibits the Fund from investing in commodities or commodity contracts, except in limited circumstances. The proposed fundamental investment restriction permits the Fund to purchase and sell commodities and commodity contracts, such as futures and swaps, to the extent permitted by applicable law. Accordingly, the Fund will not be restricted by the proposed restriction from purchasing physical commodities and various commodity-related derivative contracts.  However, the ability of the Fund to engage in futures and swaps will remain subject to applicable rules of the Commodity Futures Trading Commission (“CFTC”). The CFTC has adopted certain rule amendments that would require Credit Suisse to register with the CFTC as a “commodity pool operator” with respect to the Fund if the Fund were to invest in futures and swaps in excess of certain de minimus amounts.

While the use of futures and swaps may guard against potential risks, it can eliminate some opportunities for gains. Certain derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund. The risks to the Fund of investing in derivatives may be enhanced in the event that such Fund increases its use of derivatives. The Fund does not currently anticipate that its investment strategy with respect to investing in commodities or commodity contracts will change as a result of a the change in fundamental policy.

PROPOSAL 2.D. — TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding lending.

Under its current investment restriction, the Fund may not “make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation set out in the Fund’s fundamental investment restriction relating to investing in restricted securities), which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission thereunder.”

The Fund’s proposed investment restriction would state that the Fund may not “make loans, except through the loans of securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.”

Rationale

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

The Fund’s current fundamental restriction on lending generally prohibits the making of loans, but specifies that investments in certain debt obligations and repurchase agreements, and the lending of portfolio securities, are not subject to the restriction. The proposed restriction will permit the Fund to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allow the Fund to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. Lending securities, as with other extensions of credit, involves risk and the possibility that the borrower may fail to honor its obligations, causing a loss for a fund. However, it is not currently anticipated that the Fund would engage in forms of lending in addition to its current lending practices (which are disclosed in its prospectus and statement of additional information).

PROPOSAL 2.E. — TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN REAL ESTATE

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding investing in real estate.

Under its current investment restriction, the Fund may not “purchase real estate, although the Fund may purchase or sell securities of companies which deal in real estate or interests therein.”

The Fund’s proposed investment restriction would state that the Fund may not “purchase or sell real estate, except as permitted by the 1940 Act.”

Rationale

The 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities.

Currently, the Fund is not permitted to purchase real estate, but it is permitted to purchase or sell securities of companies which deal in real estate or interests therein. As a general rule, the Fund currently does not intend to purchase or sell real estate. However, the Fund wishes to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate, to the fullest extent permitted by the 1940 Act, consistent with its investment program. Under the proposed restriction, the Fund will not be restricted from purchasing or selling real estate (however, the Fund’s investment program may not, and currently does not, contemplate these investments).

The proposed restriction will allow the Fund to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

PROPOSAL 2.F. — TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding concentration.

Under its current investment restriction, the Fund may not “invest 25% or more of its total assets, at market value, in any one industry.”

The Fund’s proposed investment restriction would state that the Fund may not “except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.”

Rationale

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

The Fund’s current investment restriction relating to concentration reflects the 25% test noted above that is the SEC’s current interpretation of concentration.  If this interpretation were to change, the Fund would not be able to change its concentration policy without seeking shareholder approval. The proposed investment restriction does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be determined from time to time.

The proposed restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry.

PROPOSAL 2.G. — TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE ISSUANCE OF SENIOR SECURITIES

The Board has proposed that shareholders of the Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities.

Under its current investment restriction, the Fund may not “issue senior securities.”

The Fund’s proposed investment restriction would state that the Fund may not “issue senior securities, except as permitted by the 1940 Act.”

Rationale

The 1940 Act generally limits closed-end funds from issuing senior securities; however closed-end funds are permitted to engage in certain types of transactions that might be considered “senior securities” as long as certain conditions are satisfied. The Fund may utilize transactions that may be considered to give rise to “senior securities” only in accordance with applicable regulatory requirements under the 1940 Act.

The Fund’s proposed investment restriction relating to issuing senior securities is identical to its current restriction, other than that it clarifies that the Fund may issue senior securities as permitted by the 1940 Act.  Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities for purposes of the 1940 Act. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The proposed policy will better reflect the Fund’s ability to engage in these practices.

PROPOSAL 2.H. — TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN OTHER INVESTMENT COMPANIES

The Board has proposed that shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing in other investment companies.

Under its current investment restriction, the Fund may not “purchase shares of other investment companies except as part of a plan of reorganization, merger, consolidation or an offer of exchange.”

Rationale

The Fund’s fundamental investment restriction regarding investing in other investment companies was based on requirements no longer applicable to closed-end funds. Moreover, in the absence of this policy, the Fund is still subject to the limitations on investments in other investment companies imposed on all closed-end funds under Section 12(d) of the 1940 Act. In general, under Section 12(d)(1)(A) of the 1940 Act, an investment company (“Acquiring Fund”) cannot acquire shares of another investment company (“Acquired Fund”) if, after the acquisition, (i) the Acquiring Fund would own more than 3% of the Acquired Fund’s securities; (ii) more than 5% of the total assets of the Acquiring Fund would be invested in the Acquired Fund; and (iii) more than 10% of the total assets of the Acquiring Fund would be invested in other investment companies (including the Acquired Fund). Therefore, eliminating this fundamental investment restriction will provide the Fund with additional investment flexibility to engage in otherwise permissible activities to the extent permissible under the 1940 Act. To the extent the Fund invests a portion of its assets in shares of other investment companies, the Fund also will bear its proportionate share of the fees and expenses incurred by the purchased investment company in addition to its own expenses.

PROPOSAL 2.I. — TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING PURCHASING SECURITIES ON MARGIN

The Board has proposed that shareholders of the Fund approve the elimination of the fundamental investment restriction regarding purchasing securities on margin.

Under its current investment restriction, the Fund may not “purchase securities on margin, except that it may make margin payments in connection with transactions in futures contracts and related options.”

Rationale

The Fund’s fundamental investment restriction restricting margin activities was based on requirements no longer applicable to closed-end funds and, therefore, may be eliminated from the Fund’s fundamental investment restrictions. Although Section 12(a)(1) of the 1940 Act makes it unlawful for an investment company, in contravention of any applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions, the SEC has not in fact adopted any such rules or issued any such orders. Instead, the use of margin is governed by Section 18 of the 1940 Act (discussed in proposal 2.B above) and stock exchange and other rules. Therefore, this fundamental investment restriction may be eliminated, which will provide the Fund with additional investment flexibility to engage in otherwise permissible activities to the extent provided by the 1940 Act and stock exchange and other rules. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money. For a discussion of those risks, please see Proposal 2.B. above.

PROPOSAL 2.J. — TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING SHORT SALES

The Board has proposed that shareholders of the Fund approve the elimination of the fundamental investment restriction regarding short sales.

Under its current investment restriction, the Fund may not “sell securities short unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the value of the Fund’s net assets are held as collateral for such sales at any one time.”

Rationale

A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale.  Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund.  Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs.  Under the 1940 Act, a fund is restricted from making short sales unless the sale is “against the box” and the securities sold are segregated, or the fund’s obligation to deliver the securities sold short is “covered” by segregating cash or liquid securities in an amount equal to the market value of the securities sold short.  A sale is not made “against the box” if a fund sells a security it does not own in anticipation of a decline in market price.  Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to “cover” its exposure under any short position.

Funds are not required to have a fundamental policy about engaging in short sales under the 1940 Act.  The Fund believes this fundamental policy is unduly restrictive and elimination of this policy will afford the Fund greater investment flexibility. However, notwithstanding the above, it is not anticipated that the elimination of the fundamental restriction regarding short sales will change the Fund’s portfolios managers’ strategies with respect to short sales.

PROPOSAL 2.K. — TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING FOR THE PURPOSE OF EXERCISING CONTROL OVER THE MANAGEMENT OF A COMPANY

The Board has proposed that shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing for the purpose of exercising control over the management of a company.

Under its current investment restriction, the Fund may not “invest for the purpose of exercising control over the management of a company.”

Rationale

There is no requirement under the 1940 Act that the Fund have a fundamental restriction on investing for the purpose of exercising control over the management of a company. The fundamental restriction was derived from state laws that have been preempted by the federal securities laws. In order to maximize the Fund’s investment flexibility, this restriction should be eliminated.

PROPOSAL 2.L. — TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN RESTRICTED SECURITIES

The Board has proposed that shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing in restricted securities.

Under its current investment restriction, the Fund may not “invest more than 10% of the value of its total assets in securities subject to legal or contractual restrictions on resale or in securities which are not readily marketable, including repurchase agreements having maturities of more than 7 days and restricted and illiquid securities.”

Rationale

Closed-end funds may invest in illiquid securities without limit.  The Fund’s current investment restriction limits investments in restricted securities to 10% of total assets. This restriction is unnecessary for closed-end funds and was derived at least in part from past state laws that have been preempted by the federal securities laws.  Accordingly, it is proposed that this investment restriction be eliminated in order to permit the Fund to invest in these securities without limit.

If this fundamental policy is eliminated, the Fund will be subject to any other limitations on the purchase of restricted or illiquid securities imposed by the Board or Credit Suisse from time to time, as well as the Fund’s investment policies. The fund has no intention of exercising the expanded authority permitted by this proposed change without prior Board approval. Further, the Fund’s current investment strategies do not contemplate a significant investment in these securities.

Risks of purchasing restricted and illiquid securities include the risk that the Fund may not be able to dispose of them in a timely manner or at the prices at which they are valued.  This could restrict the Fund’s ability to raise cash for other investments or to respond to shareholder redemption requests.  These securities may also be difficult to value accurately.

PROPOSAL 2.M. — TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN INTERESTS IN OIL, GAS OR OTHER MINERAL EXPLORATION DEVELOPMENT PROGRAMS

The Board has proposed that shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing in interests in oil, gas or other mineral exploration development programs.

Under its current investment restriction, the Fund may not “invest directly in interests in oil, gas or other mineral exploration development programs.”

Rationale

The Fund’s fundamental investment restriction regarding investing in interests in oil, gas or other mineral exploration development programs was based on requirements no longer applicable to closed-end funds. Therefore, eliminating this fundamental investment restriction will provide the Fund with additional investment flexibility to engage in otherwise permissible activities. However, the Fund does not currently intend to invest in oil, gas or other mineral exploration development programs. Investments in oil, gas, and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments, entail certain risks, including price volatility, risks of political and social disturbances, and foreign risks such as the existence of multinational cartels and competition.

PROPOSAL 2.N. — TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN SECURITIES DENOMINATED IN A FOREIGN CURRENCY

The Board has proposed that shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing in securities denominated in a foreign currency.

Under its current investment restriction, the Fund may not “invest in the aggregate more than 5% of the value of its total assets in securities denominated in a currency other than the United States dollar.”

Rationale

There is no requirement under the 1940 Act or other applicable law that an investment company have a fundamental investment restriction on investing in securities denominated in a foreign currency. In order to maximize the Fund’s investment flexibility, this restriction should be eliminated. The Fund has no intention of exercising the expanded authority permitted by this proposed change without prior Board approval and, if a material change, notice to shareholders. If this authority were exercised, however, the Fund would be subject to the risks associated with investments in securities denominated in a foreign currency, such as currency risk.  Currency risk is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

PROPOSAL 2.O. — TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN NON-DIVIDEND PAYING EQUITY SECURITIES

The Board has proposed that shareholders of the Fund approve the elimination of the fundamental investment restriction regarding investing in non-dividend paying equity securities.

Under its current investment restriction, the Fund may not “invest in non-dividend paying equity securities if after such investment, total non-dividend paying equity securities would comprise more than 15% of the Fund’s total assets.”

Rationale

There is no requirement under the 1940 Act or other applicable law that an investment company have a fundamental investment restriction on investing in non-dividend paying equity securities. In order to maximize the Fund’s investment flexibility, this restriction should be eliminated. The Fund has no intention of exercising the expanded authority permitted by this proposed change without prior Board approval and, if a material change, notice to shareholders. Further, the Fund’s current investment strategies do not contemplate a significant investment in any equity securities.

The Board has considered various factors and believes that these Proposals will increase investment management flexibility and are in the best interests of the Fund’s shareholders.  If a Proposal is not approved, the Fund’s present fundamental investment restriction will remain in effect and a shareholder vote would be required before the Fund could engage in activities prohibited by the fundamental investment restriction.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENTS TO OR ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS DISCUSSED IN PROPOSAL 2.

REQUIRED VOTE

The vote required for the approval of each proposal is as follows:

•                  The election of a Director (Proposal 1) will require that the candidate receive a plurality of the votes cast at the Meeting in person or by proxy.

•                  The amendment or elimination of each of the Fund’s fundamental investment restrictions described in Proposal 2 requires a vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

An abstention does not constitute a vote and will be disregarded in calculating the votes cast as to such matter, and broker non-votes will be treated in the same manner as abstentions.

Credit Suisse and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on November 13, 2012, the Fund’s Audit Committee approved the selection of PwC for the fiscal year ending December 31, 2013. PwC has been the Fund’s independent registered public accounting firm since the Fund commenced operations, and has informed the Fund that it has no direct or material indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

The information in the table below is provided for services, all approved by the Audit Committee, rendered to the Fund by PwC for its fiscal years ended December 31, 2011 and December 31, 2012.

	2011	2012

Audit Fees	$43,400	$44,300

Audit-Related Fees(1)	$3,500	$3,600

Tax Fees(2)	$2,900	$3,000

All Other Fees	0	$0

Total	$49,800	$50,900

(1)         Services include agreed upon procedures in connection with the Fund’s semi-annual financial statements in 2012.

(2)         Tax services in connection with the Fund’s excise tax calculations and review of the Fund’s applicable tax returns.

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund (“Covered Services Provider”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

There were no fees billed by PwC for non-audit services rendered to the Fund, Credit Suisse or Covered Services Providers for the fiscal years ended December 31, 2011 and December 31, 2012.

ADDITIONAL INFORMATION

Beneficial Owners

Based upon the Fund’s review of filings made pursuant to Section 13 of the 1934 Act, as of January 11, 2013, to the Fund’s knowledge the following shareholder beneficially owned over 5% of the Fund’s shares:

	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	First Trust Portfolios L.P.	6,787,893	*	13.54%

*                             As stated in Schedule 13G/A filed with the SEC on January 11, 2013, First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation share beneficial ownership of 6,787,893 shares, or 13.54% of the common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund’s officers and Directors, certain officers and directors of Credit Suisse, affiliated persons of Credit Suisse, and persons who beneficially own more than 10% of the Fund’s Shares to file reports of ownership with the SEC and the Fund.

Based solely upon its review of the copies of such forms received by it and written representations from such persons, to the knowledge of each Fund, for the fiscal year ended December 31, 2012, such forms were filed on a timely basis.

Shareholder Proposals

Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund’s proxy material relating to its 2014 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 1, 2013. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy materials.

Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, Credit Suisse Asset Management Income Fund, Inc. c/o Credit Suisse Asset Management, LLC, One Madison Avenue, 9th Floor, New York, New York 10010 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2014 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

Delivery of Proxy

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at (800) 293-1232. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Fund in writing at: One Madison Avenue, 9th Floor, New York, New York 10010 or call the Fund at (800) 293-1232.

Other Business

Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

April 26, 2013

NOMINATING COMMITTEE CHARTER

This document serves as the Charter for the Nominating Committee (the “Committee”) of the Board of Directors/Trustees (the “Board”) of each fund (the “Fund” and collectively the “Funds”) advised by Credit Suisse Asset Management, LLC (“Credit Suisse”) listed on Appendix A hereto (each such Charter being a separate Charter).

SECTION 1.                         PURPOSE & SCOPE

The purpose of the Nominating Committee is to assist the Board in its selection and evaluation of members with the competencies needed to oversee the Funds so that the interests of shareholders in the Funds are well-served.

In pursuit of this purpose, the scope of the Committee’s responsibilities shall include:

•  the nomination of new Directors.

•  the evaluation of the Board and its committee structure.

SECTION 2.                         MEMBERSHIP

(a)                                 The Committee for each Fund shall consist of all of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and, if applicable, “independent” as such term is defined by the listing standards of the principal national securities exchange upon which the Fund’s shares are listed, if any.

(b)                                 The Committee shall appoint its Chairperson by a majority vote of its members.

(c)                                  The compensation, if any, of the Committee members shall be as determined by the Board.

SECTION 3.                         NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

(a)                                 In nominating candidates, the Committee will search for those highly qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies may confront in fulfilling their duties to fund shareholders.  In addition, the Nominating Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board.  The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates.  The Committee is also responsible for the analyses of the appropriateness of establishing minimum shareholding levels for Directors.

(b)                                 The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Secretary of each Fund, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010.  Any submission should include, at a minimum, the following information:  As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)).  In the case of any Fund holding a meeting of shareholders, any such submission in order to be considered for inclusion in the Fund’s proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the Fund’s previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.  Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

SECTION 4.                         ADDITIONAL RIGHTS AND RESPONSIBILITIES

(a)                                 The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the directors, including any term limits, limits on the number of boards (or committees) on which a director may sit and normal retirement age.

(b)                                 The Committee may retain and terminate a search firm to identify director nominees, subject to the Board’s sole authority to approve the search firm’s fees and other retention terms.

(c)                                  The Committee shall be responsible for annually evaluating the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively.  The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

(d)                                 The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

(e)                                  The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

SECTION 5.                         PROCEDURAL MATTERS

(a)                                 The Committee shall meet at least once a year.

(b)                                 The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

(c)                                  The Committee shall, from time to time (but not less frequently than annually) as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.  The Charter shall be posted on the Fund’s website.

(d)                                 The Board has granted to the Committee access to the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

May 1, 2012

APPENDIX A

Open-End Funds:

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Opportunity Funds
                                                Credit Suisse Floating Rate High Income Fund

Credit Suisse Liquid Alternative Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

Closed-End Funds:

Credit Suisse High Yield Bond Fund

Credit Suisse Asset Management Income Fund

AUDIT COMMITTEE CHARTER

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of Directors/Trustees (the “Board”) of each fund (the “Fund”) advised by Credit Suisse Asset Management, LLC (“Credit Suisse”) listed on Appendix A hereto (each such Charter being a separate Charter).

Purpose

The primary purposes of the Committee are to:

•                  assist Board oversight of

1.                                      the integrity of the Fund’s financial statements

2.                                      the independent auditor’s qualifications and independence

3.                                      the performance of the Fund’s independent auditors

4.                                      the Fund’s compliance with legal and regulatory requirements

•                  prepare an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any;

•                  oversee the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and practices and its internal controls relating thereto;

•                  determine the selection, appointment, retention and termination of the Fund’s independent auditors, as well as approving the compensation of the auditors;

•                  pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 2(b) below) by such independent auditors; and

•                  act as a liaison between the Fund’s independent auditors and the Board.

The Fund’s independent auditors shall report directly to the Committee.

The primary function of the Committee is oversight.  The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund.  As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards.  Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board) and (iii) statements made by the officers and employees of the Fund, Credit Suisse or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund.  In addition, the evaluation of the Fund’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.

Composition and Qualifications

(a)                                 The Committee shall consist of at least three Board members none of whom is an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Board Members”), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund’s balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund’s Board in its business judgment.  Each member of the Committee must also meet the New York Stock Exchange’s independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).  If one or more members of the Committee qualify as an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, at least one such member shall be designated as the Committee’s ACFE.  The Committee shall elect a chairperson, who shall preside over Committee meetings (the “Chairperson”).  The Chairperson shall serve as such until his successor is selected by the Committee.

The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

(b)                                 With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

(i)                                     that each member of the Audit Committee is “independent” pursuant to the governance standards of the New York Stock Exchange (“NYSE”) or applicable law or, in the case of a Fund whose securities are listed on the NYSE Amex Equities (formerly known as (“NYSE Amex”), pursuant to the governance standards of the NYSE Amex Equities;

(ii)                                  that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund’s balance sheet, income statement and cash flow statement;

(iii)                               that at least one of the Committee members has accounting or related financial management expertise and, for a Fund whose securities are listed on the NYSE Amex Equities, is “financially sophisticated” pursuant to NYSE Amex Equities rules; and

(iv)                              the adequacy of the Charter.

Duties and Powers

1.  To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate: (a) to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination of the Fund’s independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund);

(b) to resolve any disagreements between management and the independent auditors regarding financial reporting and to evaluate and accept the determination of independence made by the independent auditors;

(c) to pre-approve (i) all audit and permissible non-audit services(1) to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit services to be provided by the independent auditors to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provides ongoing services to the

(1)         The Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the Fund and (ii) all permissible non-audit services to be provided by the independent auditors to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund (“Covered Services Provider”) if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the Fund’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

Fund (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the Fund’s officers);

(d) to meet with the Fund’s independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of and approve non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditor’s comments communicated to the Committee with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-CSR; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, and (viii) receive reports at least annually from the independent auditors regarding their independence (including receiving the independent auditors’ specific representations as to independence consistent with current statements of the Independence Standards Board), and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

(e) to review with the Fund’s management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements; (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any management letter, report on observations and recommendations on internal controls, report on any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management’s response, including any restrictions on the scope of the auditor’s activities or on access to requested information, and any significant disagreements with management;

(f) to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

(g) to review with management in a general manner, but not assume responsibility for, the Fund’s processes with respect to risk assessment and risk management, and the steps taken to monitor and control such risks and exposures;

(h) to discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

(i) to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements or otherwise deemed advisable) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

(j) to establish policies governing the hiring by entities within the Fund’s investment company complex of employees or former employees of the independent auditors consistent with government regulations;

(k) at least annually, to obtain and review a report by the Fund’s independent auditors describing: (1) the audit firm’s internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor’s independence, all relationships between the independent auditors and the Fund, as well as Credit Suisse and any Covered Services Provider;

(l) to review and evaluate the qualifications, performance and independence of the lead audit partner of the independent auditors on the Fund’s engagement;

(m) to oversee the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

(n) to review and discuss the Fund’s audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund’s disclosure of management’s discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund’s audited financial statements in the Fund’s annual report;

(o) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal or regulatory requirements and (3) the performance and independence of the Fund’s independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate; and

(p) to meet periodically with Fund management on all relevant matters, apart from the Fund’s independent auditors.

2.                                      The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require.  A majority of the total number of members of the Committee shall constitute a quorum of the Committee.  A majority of the members of the Committee present shall be empowered to act on behalf of the Committee.  The Committee shall regularly meet (typically, on the same day as regular Committee meetings), in separate executive sessions, with representatives of the Fund’s management, the Fund’s independent auditors and the Fund’s other service providers as the members of the Committee deem necessary.  Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

3.                                      The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund.  The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Fund’s independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any advisors employed by the Committee and (c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.  In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, Credit Suisse, the Fund’s sub-advisor(s), if any, the Fund’s counsel and the Fund’s other service providers.

4.                                      The Committee shall evaluate its performance under this Charter annually.

5.                                      The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board.  The Board also shall review and approve this Charter at least annually.

6.                                      This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all of the members of the Board, including a majority of the “non-interested” Board members (within the meaning of the Investment Company Act of 1940, as amended).

7.                                      The Chief Executive Officer (the “CEO”) and the Chief Financial Officer of each Fund shall certify to the Audit Committee of each Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject.  In addition, the CEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

8.                                      FOR CLOSED-END FUNDS ONLY.  (a)                          Each Fund whose securities are listed on the NYSE shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 1(b) above insofar as Section 1(b) relates to NYSE requirements.

(b)                                 The CEO of each Fund whose securities are listed on the NYSE shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund’s annual report to shareholders.  If the CEO of any such Fund provides notice to the NYSE upon receipt of a report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the relevant Fund.

(c)                                  If a Fund whose securities are listed on the NYSE Amex Equities provides the NYSE Amex Equities notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the 1934 Act relating to audit committees, copies of any such notice shall be provided to the Audit Committee of the relevant Fund.

Adopted:  Effective May 1, 2012

Meeting	Audit Committee Action	Full Board Action

1st Quarter meeting (covering 4th Quarter results)

•                  12/31 year end Funds: discuss results of audit [1(e)]

•                  12/31 year end Funds: review financial statements and recommend to full boards that they be included in each respective annual report to shareholders [1(n)]

•                  12/31 year end Funds:  Obtain auditor letter as to adequacy of internal controls [1(d)]

•                  All closed-end Funds:  determine ability of Audit Committee Members to serve on multiple Audit Committees

•                  All Funds: Audit Committee Members, determine independence and financial literacy of all, and financial expertise of at least one. [Composition and Qualifications (b)]

•                  12/31 year end Funds: review financial statements and approve inclusion in each respective annual report to shareholders [1(n)]

Meeting	Audit Committee Action	Full Board Action

2nd Quarter meeting (covering 1st Quarter results)	• All Funds: undertake annual review of the adequacy of the Audit Committee Charter [5]	• All Funds: review adequacy of Audit Committee Charter and approve any changes to Audit Committee Charter recommended by Audit Committees [Composition and Qualifications (b)]

Meeting	Audit Committee Action	Full Board Action

3nd Quarter meeting (covering 2nd Quarter results)	No action required	No action required

Meeting	Audit Committee Action	Full Board Action

4th Quarter meeting (covering 3rd Quarter results)

•                  All Funds: presentation of proposed scope of audit [1(d)]

•                  All Funds: discuss audit fees, non-audit services and engagement letters [1(c)]

•                  All Funds:  approve independent auditors

•                  All Funds:  Review auditor report on audit firm’s internal quality-control procedures, material issues, performance and independence [1(k)]

•                  All Funds: Audit Committee self-evaluation [4]

Special Telephonic Meeting

•                  10/31 year end Funds: discuss results of audit [1(e)]

•                  10/31 year end Funds: review financial statements and recommend to full board that they be included in the annual report to shareholders [1(n)]

	• 10/31 year end Funds: Obtain auditor letter as to adequacy of internal controls [1(d)]	• 10/31 year end Funds: review financial statements and approve inclusion in the respective annual report to shareholders [1(n)]

APPENDIX A

Open-End Funds:

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Opportunity Funds
                                                Credit Suisse Floating Rate High Income Fund

Credit Suisse Liquid Alternative Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

Closed-End Funds:

Credit Suisse High Yield Bond Fund

Credit Suisse Asset Management Income Fund

Exhibit C

The following is a list of the fundamental investment restrictions that will apply to the Fund if each Proposal in Proposal 2 is approved by shareholders. The percentage restrictions set forth below, as well as those contained elsewhere in the Fund’s prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction. The Fund may not:

1.              Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act;

2.              Borrow money, except to the extent permitted under the 1940 Act;

3.              Purchase or sell commodities or commodity contracts, except to the extent permitted by applicable law;

4.              Make loans, except through the loans of securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

5.              Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

6.              Purchase or sell real estate, except as permitted by the 1940 Act;

7.              Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry;

8.              Issue senior securities, except as permitted by the 1940 Act;

C-1

CREDIT SUISSE

PROXY CARD

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

The undersigned hereby appoints Bruce Rosenberg and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, One Madison Avenue, 9th Floor, New York, NY 10010, on April 26, 2013 at 3:00 p.m. Eastern Time.

This proxy is solicited on behalf of the Fund's Board of Directors, and the Proposals (set forth on the reverse side of this proxy card) have been unanimously approved by the Board of Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
Signature   Date

____
Signature (if held jointly)   Date

____
Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as "FOR" each of the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet: Log on to **www.proxyonline.us**. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone: Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:

"Control Number"

If you would like another copy of the proxy material, they are available at **www.proxyonline.us**. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

TAG ID: CUSIP: 224916106

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line **toll-free at 1-866-745-0271**. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Annual Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSALS:

1)	**To elect two (2) Directors for to serve until the 2016 Annual Meeting of Shareholders and one (1) Director to serve until the 2015 Annual Meeting of Shareholders.**	**FOR**	**WITHHOLD**
	(1) Enrique R. Arzac (Class III) For a three-year term to expire at the 2016 Annual Meeting of Shareholders	☐	☐
	(2) Terry F. Bovarnick (Class III) For a three-year term to expire at the 2016 Annual Meeting of Shareholders	☐	☐
	(3) John G. Popp (Class II) For a two-year term to expire at the 2015 Annual Meeting of Shareholders	☐	☐

VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:

TAG ID: BAR CODE CUSIP: 123456789